CONFIDENTIAL TREATMENT REQUESTED                                  EXHIBIT 10.10

CONFIDENTIAL TREATMENT REQUESTED: PAGES WHERE CONFIDENTIAL TREATMENT HAS BEEN REQUESTED ARE MARKED "CONFIDENTIAL TREATMENT REQUESTED" AND APPROPRIATE SECTIONS, WHERE TEXT HAS BEEN OMITTED, ARE NOTED WITH "[CONFIDENTIAL TREATMENT REQUESTED]." AN UNREDACTED VERSION OF THIS DOCUMENT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.










                       COLLABORATIVE DEVELOPMENT AGREEMENT
       TAISHO PHARMACEUTICAL CO., LTD. - IDEC PHARMACEUTICALS CORPORATION

                                                          CONFIDENTIAL TREATMENT


                                TABLE OF CONTENTS

                                                                               PAGE
                                                                               ----
ARTICLE 1--DEFINITIONS......................................................     1

ARTICLE 2--RESEARCH AND DEVELOPMENT.........................................     6

ARTICLE 3--OF RESEARCH AND DEVELOPMENT......................................    11

ARTICLE 4--RIGHTS...........................................................    14

ARTICLE 5--EXCHANGE OF INFORMATION AND CONFIDENTIALITY......................    14

ARTICLE 6--PATENTS AND PATENT PROSECUTION...................................    16

ARTICLE 7--PRODUCT SUPPLY...................................................    19

ARTICLE 8--REVERSIONS TO IDEC...............................................    20

ARTICLE 9--TERM AND TERMINATION.............................................    20

ARTICLE 10--RIGHTS AND DUTIES UPON TERMINATION..............................    22

ARTICLE 11--WARRANTIES, REPRESENTATIONS, INSURANCE AND INDEMNIFICATIONS.....    23

ARTICLE 12--FORCE MAJEURE...................................................    25

ARTICLE 13--GOVERNING LAW...................................................    26

ARTICLE 14--DISPUTE RESOLUTION..............................................    26

ARTICLE 15--SEPARABILITY....................................................    27

ARTICLE 16--ENTIRE AGREEMENT................................................    27

ARTICLE 17--NOTICES.........................................................    27

ARTICLE 18--ASSIGNMENT......................................................    28

ARTICLE 19--RECORDATION.....................................................    28

ARTICLE 20--IN COUNTERPARTS.................................................    28



                                                                               i

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                                                          CONFIDENTIAL TREATMENT

                                 APPENDIX TABLE

APPENDIX A:  PATENTS.....................................................    i

APPENDIX B:  ANTIBODY RESEARCH:..........................................    ii

APPENDIX C:  PRODUCT DEVELOPMENT.........................................    iv

APPENDIX D:  MANUFACTURING PROCESS.......................................    ix

APPENDIX E:  PRODUCT DEVELOPMENT PLAN FOR TAISHO TERRITORY...............    xi



                                                          CONFIDENTIAL TREATMENT


                       COLLABORATIVE DEVELOPMENT AGREEMENT

     This COLLABORATIVE DEVELOPMENT AGREEMENT ("CDA"), effective this 22nd day of December, 1999 ("EFFECTIVE DATE"), between Taisho Pharmaceutical Co., Ltd. organized under Japanese law and having its principal executive offices at 24-1 Takata 3-chome, Toshima-ku, Tokyo 170-8633, Japan ("TAISHO") and IDEC Pharmaceuticals Corporation, a company organized under the laws of the State of Delaware and having its principal executive offices at 11011 Torreyana Road, San Diego, California 92121, USA ("IDEC").

                                   BACKGROUND

     WHEREAS, IDEC is engaged in research and development of Macrophage Migration Inhibitory Factor ("MIF") and has accumulated knowledge relating to antibody based products;

     WHEREAS, both TAISHO and IDEC desire to collaborate in both the research of antibodies against MIF and in the development of the PRODUCT (hereinafter defined);

     WHEREAS, IDEC acquired rights to develop and manufacture MIF technology from Cytokine Networks, Inc. ("CNI").

     WHEREAS, the PARTIES have entered into the LICENSE AGREEMENT as of even date, providing for commercialization and marketing of the PRODUCT by both TAISHO and IDEC in their respective territories. The PARTIES shall also consider CO-PROMOTION (hereinafter defined) the PRODUCT in TAISHO TERRITORY-B.

     NOW, THEREFORE, in consideration of the covenants and obligations expressed herein, and intending to be legally bound by such covenants and obligations, and otherwise to be bound by proper and reasonable conduct, the PARTIES agree as follows:

                             ARTICLE 1--DEFINITIONS


     "AFFILIATES" shall mean any corporation, firm, partnership or other entity, whether de jure or de facto, which directly or indirectly owns, is owned by or is under common ownership with a PARTY to this CDA to the extent of at least fifty percent (50%) of the equity (or such

                                                CONFIDENTIAL TREATMENT REQUESTED


lesser percentage which is the maximum allowed to be owned by a foreign corporation in a particular jurisdiction) having the power to vote on election of the directors thereof or direct the affairs of the entity and any person, firm, partnership, corporation or other entity actually controlled by, controlling or under common control with, a PARTY to this CDA.

     "ANTIBODY RESEARCH" shall mean the collaborative research program between IDEC and TAISHO to develop high affinity humanized monoclonal antibodies in the FIELD as the PARTIES may agree to in accordance with ARTICLE 2 of this CDA and as outlined in APPENDIX B hereto.

     "BEST EFFORTS" shall mean the maximum effort consistent with the rational and prudent exercise of business judgment for a commercial enterprise in the biopharmaceuticals or pharmaceuticals industry. For example, a measure of BEST EFFORTS shall be not less than the effort accorded a project of high priority which results from the in-house research of a PARTY to this CDA.

     "CDA INFORMATION" shall mean any and all proprietary or confidential data, information, know-how and results obtained from the ANTIBODY RESEARCH and PRODUCT DEVELOPMENT as further described in ARTICLE 2 of this CDA.

     "CO-PROMOTION" shall mean, for purposes of this CDA, a way of collaboration by the PARTIES under which TAISHO, it's AFFILIATE or it's sublicensee as one PARTY and IDEC or it's AFFILIATE as the other PARTY, shall each deploy its own sales force to market the FINISHED PRODUCT under the same tradename or trademark, both PARTIES jointly promote the FINISHED PRODUCT in the same country and in the same FIELD, which is implemented for any country in TAISHO TERRITORY-B if IDEC determines to do so having exercised it's option under
Section 2.03 of the LICENSE AGREEMENT.

     "EMEA" shall mean the European Medicines Evaluation Agency.

     "FDA" shall mean the United States Food and Drug Administration.

     "FIELD" shall mean use of the PRODUCT(S) for in vivo therapy of human disease and in vivo diagnosis and in vitro diagnosis and evaluation of [CONFIDENTIAL TREATMENT REQUESTED].

                                                CONFIDENTIAL TREATMENT REQUESTED


     "IDEC TECHNOLOGY" shall mean all IDEC KNOW-HOW and PATENTS which relate to PRODUCT or REAGENT, that IDEC owns, or controls, in whole or in part, and to which IDEC has the right to use, grant licenses or sublicenses and developed during the term of this CDA or known to IDEC as of the EFFECTIVE DATE of this CDA.

     "IDEC TERRITORY" shall mean the entire world, except TAISHO TERRITORY.

     "IND" shall mean Investigational New Drug application filed with the medical regulatory authority in any country within the TERRITORY.

     "IND ALLOWANCE" shall mean the allowance by the medical regulatory authority in any country within the TERRITORY to begin human clinical trials as a result of the submission of an IND for PRODUCT.

     "KNOW-HOW" shall mean all proprietary or confidential information, data and know-how which relates to PRODUCT and shall include, without limitation, all chemical, pharmacological, toxicological, clinical, assay, quality control and manufacturing data and any other information and REAGENTS relating to PRODUCT and useful or required for the ANTIBODY RESEARCH and PRODUCT DEVELOPMENT, developed during the term of this CDA or known as of the EFFECTIVE DATE, to the extent that a PARTY is free to disclose, use, license, or sublicense such as provided by this CDA. In addition, the term "KNOW-HOW" shall include CDA INFORMATION.

     "LICENSE AGREEMENT" shall mean the License Agreement between the PARTIES of even date.

     "MAJOR EUROPEAN COUNTRY" shall mean any one of the following countries:
[CONFIDENTIAL TREATMENT REQUESTED].

     "PARTY" shall mean IDEC or TAISHO, as the case may be; "PARTIES" shall mean IDEC and TAISHO.

     "PATENTS" shall mean all patents and patent applications which are or become owned or controlled by a PARTY or PARTIES jointly, and which such PARTY or PARTIES otherwise

                                                          CONFIDENTIAL TREATMENT


have, now or in the future, the right to use, grant licenses or sublicenses during the term of this CDA, which generically or specifically claim PRODUCT or REAGENT, a process for manufacturing PRODUCT or REAGENT, an intermediate used in such process, a method to formulate or deliver PRODUCT or REAGENT or a use of PRODUCT or REAGENT. Included within the definition of PATENTS are any continuations, continuations-in-part, divisions, patents of addition, reissues, renewals or extensions thereof. Also included within the definition of PATENTS are any patents or patent applications which generically or specifically claim any improvements on PRODUCT or REAGENT, including the use of PRODUCT or REAGENT, or intermediates or manufacturing processes required or useful for production of PRODUCT or REAGENT which are developed by a PARTY or PARTIES, or which such PARTY or PARTIES otherwise has the right to use, grant licenses, now or in the future, during the term of this CDA. The current list of patent applications and patents encompassed within IDEC's PATENTS is set forth in APPENDIX A attached hereto. APPENDIX A shall be updated by the PARTIES from time to time.

     "PIVOTAL TRIAL" shall mean the Registration Trial as used in the United States in regard to FDA procedure the status of which is equivalent to Phase III clinical studies as required under the Pharmaceutical Affairs Law in Japan.

     "PRODUCT" shall mean any composition of matter, the intellectual property rights to which are owned in whole or in part by the PARTY, and to which either PARTY has the right to grant a right to the other PARTY to perform the research and development of the PRODUCT in accordance with ARTICLE 4 of this CDA as of the EFFECTIVE DATE or acquires such right during the term of this CDA, which composition of matter contains antibodies against MIF.

     "PRODUCT DEVELOPMENT" shall mean the preclinical and clinical development program on a PRODUCT within the FIELD conducted during the term of this CDA or any extensions thereof under Section 9.01 primarily with the intent and purpose of generating data for submission to a regulatory authority in the TAISHO TERRITORY, in the case of TAISHO, and in the IDEC TERRITORY, in the case of IDEC, in support of an application for governmental approval required for commercializing PRODUCT for any indication. Such

                                                          CONFIDENTIAL TREATMENT


development program shall be as carried out in accordance with ARTICLE 2 and APPENDIX C.

     "REAGENT" shall mean the determinant of antibodies against MIF, cell lines expressing such antibodies and other compositions of matter, such as, but not limited to, the transfected cell lines expressing the PRODUCT, necessary or useful to develop or produce PRODUCT ."TAISHO TECHNOLOGY" shall mean all TAISHO KNOW-HOW and PATENTS which relate to PRODUCT or REAGENT, that TAISHO owns, or controls, in whole or in part, and to which TAISHO has the right to use, grant licenses or sublicenses and developed during the term of this CDA or known to TAISHO as of the EFFECTIVE DATE of this CDA.

     "TAISHO TERRITORY" shall mean both TAISHO TERRITORY-A and TAISHO TERRITORY-B, collectively.

     "TAISHO TERRITORY-A" shall mean Japan, People's Republic of China, Hong Kong, Republic of Korea, Singapore, Republic of China (Taiwan), Thailand, Indonesia, Philippines, Malaysia, India, Cambodia, Vietnam, Pakistan, Sri Lanka, Democratic People's Republic of Korea, Nepal, Bangladesh, Bhutan, Brunei, Myanmar, Macao, Maldives, Mongolia, Laos People's Democratic Republic and all territories and possessions of such countries. If TAISHO's license is terminated or reverted to IDEC in a particular country pursuant to LICENSE AGREEMENT Sections 4.01 or 5.05, such country shall be eliminated from the TAISHO TERRITORY-A.

     "TAISHO TERRITORY-B" shall mean the United Kingdom, Germany, France, Spain, Italy, Portugal, Sweden, Switzerland, the Netherlands, Norway, Belgium, Austria, Denmark, Finland, Australia, New Zealand, Yugoslavia, Romania, Russia Federation, Slovak Republic, Czech Republic, Hungary, Finland, Bulgaria, Poland, Helenic Republic, Iceland, Ireland, Albania, Andora, Ukraine, Estonia, Croatia, San Marino, Slovenia, Vatican, Belarus, Bosnia and Herzegovina, Macedonia, Malta, Monaco, Moldova, Latvia, Lithuania, Liechtenstein, Luxembourg, Algeria, Kiribati, Solomon Islands, Tuvalu, Tonga, Nauru, Samoa, Vanuatu, Papua New Guinea, Palau, Fiji, Marshall Islands, Federated States of Micronesia, United Arab Emirates, Israel, Iraq, Iran, Kuwait, Saudi Arabia, Turkey, Azerbaijan, Afghanistan, Armenia, Yemen, Uzbekistan, Oman, Kazakhstan, Qatar, Cyprus, Kyrgyzstan, Georgia, Syria, Tajikistan,

                                                CONFIDENTIAL TREATMENT REQUESTED


Turkmenistan, Bahrain, Jordan, Lebanon and all territories and possessions of such countries. If TAISHO's license is terminated or reverted to IDEC in a particular country pursuant to LICENSE AGREEMENT Sections 4.01 or 5.05, such country shall be eliminated from the TAISHO TERRITORY-B."TERRITORY" shall mean both IDEC TERRITORY and TAISHO TERRITORY, collectively.

     "THIRD PARTY(IES)" shall mean any party other than a PARTY to this CDA or an AFFILIATE of TAISHO or IDEC.

                       ARTICLE 2--RESEARCH AND DEVELOPMENT

     2.01 The PARTIES shall collaborate in the research of antibodies against MIF and development of a PRODUCT with the objective of (i) [CONFIDENTIAL TREATMENT REQUESTED], and (ii) [CONFIDENTIAL TREATMENT REQUESTED]. Such research and development shall consist of two (2) phases: ANTIBODY RESEARCH and PRODUCT DEVELOPMENT.

          (a) The ANTIBODY RESEARCH phase shall commence on the EFFECTIVE DATE and expire on the occurrence of earlier event of (i) [CONFIDENTIAL TREATMENT REQUESTED] or (ii) upon [CONFIDENTIAL TREATMENT REQUESTED]. PARTIES shall through the unanimous vote of the Steering Committee (defined below) and within [CONFIDENTIAL TREATMENT REQUESTED]. If PARTIES could confirm successful development thereof, the PRODUCT DEVELOPMENT phase shall automatically commence, and PARTIES shall confirm when to initiate PRODUCT DEVELOPMENT. In the event that [CONFIDENTIAL TREATMENT REQUESTED], the PARTIES will discuss and determine the future direction of this CDA or TAISHO may terminate this CDA with only those rights and obligations of the Parties set forth in Article 10.

          (b) PRODUCT DEVELOPMENT for purposes of this CDA shall be limited to PRODUCT DEVELOPMENT and commercialization (under LICENSE AGREEMENT) of

                                                CONFIDENTIAL TREATMENT REQUESTED


humanized antibodies against the MIF antigen. The PARTIES will collaborate initially on the development of a first humanized antibody that shall be funded by the payments made under Article 3 of this CDA. If such first humanized antibody is later determined by the Steering Committee not to be clinically or commercially feasible, and is abandoned, the PARTIES will collaborate on development of a second humanized antibody, the properties of which will be decided and approved by the Steering Committee, based in part on the experience and information obtained from the development of the first humanized antibody. IDEC will not receive additional funding for the development of the second humanized antibody under this CDA. IDEC shall not be required to develop a third humanized antibody, regardless of the feasibility of the second antibody. If the PARTIES agree that development of a first or second humanized antibody requires the licensing of new technology [CONFIDENTIAL TREATMENT REQUESTED], the PARTIES shall share equally the license fees and any cash consideration necessary to secure any such licenses or technology necessary to make a humanized antibody.

     2.02 Except as expressly set forth in this CDA (including its Appendices) and subject to the decision of the Steering Committee, IDEC shall have the authority to direct and shall jointly carry out with TAISHO the ANTIBODY RESEARCH and PRODUCT DEVELOPMENT. The general terms regarding the efforts to be undertaken in furtherance of ANTIBODY RESEARCH and PRODUCT DEVELOPMENT, including the objectives thereof, have been mutually agreed upon by the PARTIES, and such agreement is incorporated upon the EFFECTIVE DATE within APPENDIX B and APPENDIX C of this CDA and is a part thereof which may be amended from time to time by a mutual agreement of the PARTIES. During the term of this CDA, TAISHO may send one (1) researcher to IDEC. TAISHO shall be responsible for such scientist's salary, benefits, living expenses, travel expenses, supply allowance, etc.

     2.03 The PARTIES acknowledge that the collaborative effort under this CDA involves subjective business and scientific decisions regarding the progress and direction of the ANTIBODY RESEARCH and PRODUCT DEVELOPMENT, which may require amending APPENDIX B and APPENDIX C from time to time. To facilitate the ANTIBODY RESEARCH and PRODUCT DEVELOPMENT, preceding the EFFECTIVE DATE, the PARTIES have established a committee containing senior research and development members in equal numbers from both PARTIES ("Steering Committee"), and such Steering Committee shall,

                                                          CONFIDENTIAL TREATMENT


in good faith, manage the scientific objectives, and respective activities and responsibilities of the PARTIES for such ANTIBODY RESEARCH and PRODUCT DEVELOPMENT, including, but not limited to, the establishment of PRODUCT profile, time lines, feasibility criteria, protocol design, PRODUCT supply requirements for research, preclinical and Phase I clinical use, etc., as outlined in APPENDIX B AND C. Such Steering Committee shall have the authority to amend APPENDIX B and APPENDIX C from time to time as appropriate. Decisions by such Steering Committee shall be by unanimous agreement, failing which the decision shall be made by unanimous agreement of the PARTIES' respective Chief Executive Officers; failing which the decision shall be mediated or arbitrated as provided herein.

     2.04 The PARTIES shall use BEST EFFORTS to carry out their respective responsibilities in the ANTIBODY RESEARCH and PRODUCT DEVELOPMENT in their respective TERRITORIES. TAISHO shall use BEST EFFORTS to initiate PRODUCT DEVELOPMENT in TAISHO TERRITORY in accordance with its PRODUCT DEVELOPMENT PLAN for TAISHO TERRITORY (APPENDIX E). Such APPENDIX shall be prepared by TAISHO and approved by the Steering Committee within one year of the execution of this CDA. Nevertheless, it is understood that the PARTIES require and shall have reasonable flexibility in conducting the ANTIBODY RESEARCH and PRODUCT DEVELOPMENT and in committing their respective resources thereto. If TAISHO fails to initiate such development in a certain country, TAISHO's licenses under
Article 2 of the LICENSE AGREEMENT to such PRODUCT, including without limitation, and COMBINATION PRODUCT thereof, shall terminate and the right to make, have made, use, sell and have sold such PRODUCT or COMBINATION PRODUCT in such particular country shall revert to IDEC without further obligation of IDEC to TAISHO for such PRODUCT or COMBINATION PRODUCT in regard to such terminated country of TAISHO TERRITORY-A or TAISHO TERRITORY-B. TAISHO shall conduct the research work (under this CDA) by itself and shall not sublicense any rights as permitted under Article 4 hereunder to any third party during the term of this CDA, provided that TAISHO may use TAISHO THIRD PARTY defined in Section 2.08 as a subcontractor for the research on development work under this CDA (i.e., research laboratory, etc.).

                                                CONFIDENTIAL TREATMENT REQUESTED


     2.05 The principal scientists who will direct the respective responsibilities of each PARTY are, for IDEC: [CONFIDENTIAL TREATMENT REQUESTED] or his designee, through preclinical development, and upon IND ALLOWANCE, [CONFIDENTIAL TREATMENT REQUESTED] or his designee, and for TAISHO:
[CONFIDENTIAL TREATMENT REQUESTED] or such other principal scientist later designated in writing by the relevant PARTY. All CDA INFORMATION disclosed pursuant to this CDA, and all other communications concerning the ANTIBODY RESEARCH and PRODUCT DEVELOPMENT, shall be directed to said principal scientists.

     2.06 During the term of this CDA and except as expressly provided for otherwise herein, neither PARTY shall collaborate on research or development related to PRODUCT or antibodies or recombinant derivatives of such antibodies directed against MIF with any THIRD PARTY without the prior written consent of the other PARTY.

     2.07 The REAGENTS, biological materials and/or chemicals provided by one PARTY to the other under this CDA shall be used in material compliance with all applicable laws and regulations of the country where they are used. TAISHO and IDEC each certifies: that it is regularly engaged in conducting tests in vitro or in animals used only for laboratory research purposes; that all REAGENTS, biological materials and/or chemicals which either PARTY receives from the other under this CDA will actually be used for these purposes only; and that no animal used for such tests will be used for any food purposes or kept as a domestic pet or livestock.

     2.08 Unless and until IDEC exercises its option to CO-PROMOTE in TAISHO TERRITORY-B, TAISHO shall have full scientific and management authority and responsibility for the PRODUCT DEVELOPMENT within the TAISHO TERRITORY including attainment and maintenance of regulatory approvals and price registrations. IDEC shall have full scientific and management authority and responsibility for the PRODUCT DEVELOPMENT in the IDEC TERRITORY and if it exercises its option to CO-PROMOTE in a particular country in TAISHO TERRITORY-B, in such country in TAISHO TERRITORY-B. Each PARTY will exercise its BEST EFFORTS and diligence in carrying out its responsibilities in PRODUCT DEVELOPMENT. All such PRODUCT DEVELOPMENT activity shall be undertaken at TAISHO's expense in TAISHO TERRITORY-A and TAISHO TERRITORY-B (excluding

                                                CONFIDENTIAL TREATMENT REQUESTED

those expenses as shared by IDEC under CO-PROMOTION for any country in TAISHO TERRITORY-B). Notwithstanding the foregoing, the PARTIES acknowledge the value of a coordinated and uniformly applied worldwide clinical development plan, especially as it relates to data reporting and reporting of adverse events. In preparation for clinical studies, the PARTIES agree to meet and discuss in the context of the Steering Committee, where appropriate, the design and implementation of a worldwide clinical development plan.

     In addition, PARTIES may discuss and agree upon a collaborative clinical development agreement for Phase II and Phase III clinical studies relating to the PRODUCT to be conducted after the expiration of this CDA. Each PARTY shall report to the other on the status and progress of its efforts to develop PRODUCT on at least a quarterly schedule, and such report may take the form of a Steering Committee meeting. The Steering Committee shall meet as required but not less than at least once every [CONFIDENTIAL TREATMENT REQUESTED] months; such meetings can be by telephonic communication, written correspondence, or by face-to-face dialogue as agreed to by the members of the Steering Committee and the other representatives of both IDEC and TAISHO. In addition, each PARTY shall report to the other a written summary of results of research and development work it carries out, if any, [CONFIDENTIAL TREATMENT REQUESTED]. Each PARTY agrees to prepare and exchange written reports in English language concerning any results and data that must be used by either PARTY as supporting information for regulatory filings (e.g., Pre-clinical and clinical study reports, safety and efficacy data, an IND, and any other reports required to be filed with the FDA or identified by the FDA as key regulatory documents). Translation from English language to any other language is made by a PARTY who wishes to have such translation at its costs. The exchange of such report may be reasonably supplemented, at the request of the PARTY receiving a report, by correspondence and/or visits to the other PARTY's facilities.

     IDEC shall share with TAISHO and/or TAISHO THIRD PARTY (defined below) all data generated or acquired related to PRODUCT DEVELOPMENT during the term of this CDA, provided that TAISHO THIRD PARTY's right to use such data shall be subject to the same exchange and confidential provision of such agreement. During the term of this CDA, if IDEC enters into an agreement with a THIRD PARTY under which IDEC grants such THIRD PARTY (IDEC THIRD PARTY) a license to make, have made, use or sell any PRODUCT in any country

                                                CONFIDENTIAL TREATMENT REQUESTED


in the IDEC TERRITORY, IDEC shall use its BESTS EFFORTS to include in such agreement exchange of information and confidentiality provisions substantially equivalent to those of Article 5 of this CDA requiring IDEC THIRD PARTY to share with TAISHO and/or TAISHO THIRD PARTY free of charge all data IDEC THIRD PARTY generates or acquires during the term of such agreement related to its development of such PRODUCT, including, but not limited to, any documents created for the purposes of regulatory submissions. IDEC THIRD PARTY's data shall be construed as KNOW-HOW described in Section 4.01, in the light of relationship between IDEC and TAISHO. On the other hand, TAISHO shall share with IDEC and/or IDEC THIRD PARTY all data generated or acquired related to PRODUCT DEVELOPMENT during the term of this CDA, provided that IDEC THIRD PARTY's right to use such data shall be subject to the same exchange and confidentiality provision of such agreement. During the term of this CDA, if TAISHO enters into an agreement with a THIRD PARTY under which TAISHO permits such THIRD PARTY (TAISHO THIRD PARTY) to use or have used any PRODUCT in any country in the TAISHO TERRITORY, TAISHO shall use its BEST EFFORTS to include in such agreement exchange of information and confidentiality provisions substantially equivalent to those of Article 5 of this CDA requiring TAISHO THIRD PARTY to share with IDEC and/or IDEC THIRD PARTY free of charge all data TAISHO THIRD PARTY generates or acquires during the term of such agreement related to its development of such PRODUCT, including, but not limited to, any documents created for the purposes of regulatory submissions. TAISHO THIRD PARTY's data shall be construed as KNOW-HOW described in Section 4.02, in the light of relationship between IDEC and TASHO.

                     ARTICLE 3--OF RESEARCH AND DEVELOPMENT

     3.01 Fixed Research Funding. TAISHO shall contribute to the funding of the ANTIBODY RESEARCH costs and expenses incurred or to be incurred at IDEC by making non-refundable, non-creditable payments to IDEC to reimburse a part of costs and expenses thereof as follows:

1.   Within thirty (30) days from the execution of this CDA        [CONFIDENTIAL
                                                                   TREATMENT
                                                                   REQUESTED]

2. Within thirty (30) days from the date of first confirmation by the Steering Committee of a high-affinity antibody that meets joint criteria as
                                                                   [CONFIDENTIAL
                                                                   TREATMENT
                                                                   REQUESTED]

                                                CONFIDENTIAL TREATMENT REQUESTED


                                                                   [CONFIDENTIAL
                                                                   TREATMENT
defined in APPENDIX C                                              REQUESTED]

3.   Within thirty (30) days from the date of first confirmation   [CONFIDENTIAL
by the Steering Committee of a high-affinity antibody;             TREATMENT
reimbursement of costs related to [CONFIDENTIAL TREATMENT          REQUESTED]
REQUESTED]  and [CONFIDENTIAL TREATMENT REQUESTED]

     3.02 Development Funding. In addition to the payments under Section 3.01, TAISHO shall fund and reimburse a part of the costs and expenses for the PRODUCT DEVELOPMENT incurred by IDEC by making non-refundable, non-creditable payments to IDEC as set forth below.

     Flat Quarterly Funding: During the continuance of this CDA, TAISHO shall make a flat quarterly funding of [CONFIDENTIAL TREATMENT REQUESTED] per quarter for the first year totaling [CONFIDENTIAL TREATMENT REQUESTED] and [CONFIDENTIAL TREATMENT REQUESTED] per quarter for the remaining three years totaling [CONFIDENTIAL TREATMENT REQUESTED] to IDEC commencing within thirty (30) days of the initiation of the first PRODUCT DEVELOPMENT phase and thereafter within thirty (30) days of each succeeding calendar quarter as long as this CDA is in effect, provided that, the aggregate amount of this flat quarterly funding shall not exceed EIGHTEEN AND A HALF MILLION US dollars (US$ 18,500,000).

     These payments shall compensate IDEC for development, preclinical and clinical expenses related to the primary or back-up humanized anti-MIF antibody incorporated in any PRODUCT as set forth in APPENDIX B and APPENDIX C. For back-up anti-MIF antibodies other than those described in APPENDIX B and APPENDIX C (such as [CONFIDENTIAL TREATMENT REQUESTED]), IDEC will prepare a development plan with associated development costs and milestone payments, and the PARTIES will discuss in good faith an amendment to this CDA to include such costs and milestones. TAISHO may access and use data of the [CONFIDENTIAL TREATMENT REQUESTED] of any patient who completes treatment by receiving the last dose of PRODUCT pursuant to the study protocol during the term of this CDA, without any additional charge. Such data will consist of data listing reports furnished in hard copy by IDEC. [CONFIDENTIAL TREATMENT REQUESTED], but is not completed, the PARTIES shall discuss in good faith sharing the costs for completing such

                                               CONFIDENTIAL TREATMENT REQUESTED

study and any and all data will be shared by both PARTIES. If an agreement cannot be reached between the PARTIES regarding the sharing of costs, there will be no sharing of data.

     3.03 Regarding Sections 3.01 and 3.02 IDEC shall provide TAISHO at the time of payment or upon request by TAISHO with supporting documents of expenses incurred by IDEC.

     3.04 Consideration. In consideration for rights granted hereunder, TAISHO shall make the following milestone payments to IDEC as far as this CDA is in effect at the time of occurrence of the following events:

          (a) Within thirty (30) days of the Master Cell Bank Establishment for the first PRODUCT :

                                            [CONFIDENTIAL TREATMENT REQUESTED]

          (b) Within thirty (30) days of IND ALLOWANCE for the first PRODUCT in the United States:

                                            [CONFIDENTIAL TREATMENT REQUESTED]

     TAISHO may withhold any withholding taxes to be imposed on milestone payments of this Section 3.04 if required by applicable law or regulation and pay such taxes to an appropriate tax authorities on behalf of IDEC, provided that TAISHO shall provide IDEC with certificates on the payment of such withholding taxes.

     3.05 Payments. All payments in this Article 3 shall be made in U.S.
dollars.

     3.06 The provision of Sections 3.01, 3.02 and 3.04 shall apply to only the first PRODUCT and to the extent this CDA is effective. in the event that the first PRODUCT is replaced with new PRODUCT under Section 2.01 (b), payments which have not been made under Sections 3.01, 3.02 and 3.04 as applicable shall thereafter apply to such new PRODUCT.

                                                          CONFIDENTIAL TREATMENT


                                ARTICLE 4--RIGHTS

     4.01 For the purpose of this CDA and subject to the terms hereof, TAISHO has the royalty free right to use and have used IDEC TECHNOLOGY only to carry out ANTIBODY RESEARCH and PRODUCT DEVELOPMENT. IDEC grants TAISHO no rights under this CDA to make or sell PRODUCT; this CDA does not grant a license to IDEC manufacturing technology; these rights are the subject of the LICENSE AGREEMENT.

     4.02 For the purpose of this CDA and subject to the terms hereof, IDEC has the royalty free right to use and have used TAISHO TECHNOLOGY to only carry out ANTIBODY RESEARCH and PRODUCT DEVELOPMENT. TAISHO grants IDEC no rights under this CDA to make or sell PRODUCT; these rights are the subject of the LICENSE AGREEMENT.

     4.03 This CDA shall not be construed to grant any rights or licenses other than those specifically and unambiguously permitted hereunder.

             ARTICLE 5--EXCHANGE OF INFORMATION AND CONFIDENTIALITY

     5.01 During the term of this CDA, each PARTY shall promptly disclose to and/or supply the other PARTY with its KNOW-HOW to the extent reasonably necessary to enable the other PARTY to carry out ANTIBODY RESEARCH and PRODUCT DEVELOPMENT, where applicable. Under no circumstances, however, will IDEC be obligated to transfer its manufacturing technology hereunder.

     5.02 The PARTIES recognize that the holder of a drug approval application may be required to submit information and file reports to various governmental agencies on PRODUCT under clinical investigation, PRODUCT proposed for marketing, or marketed PRODUCT. Information must be submitted at the time of initial filing for investigational use in humans and at the time of a request for market approval of a new drug. In addition, supplemental information must be provided on PRODUCT at periodic intervals and adverse drug experiences must be reported at more frequent intervals depending on the severity of the experience. Consequently, each PARTY agrees to establish a joint written pharmacovigilence policy that complies with the International Committee for Harmonization guidelines.

                                               CONFIDENTIAL TREATMENT REQUESTED


     5.03 The PARTIES agree throughout the duration of this CDA to maintain records and otherwise establish procedures to assure material compliance with all regulatory, professional or other legal requirements which apply to the development, promotion and marketing of PRODUCT.

     5.04 Neither TAISHO nor IDEC may, during the term of this CDA and for a period of [CONFIDENTIAL TREATMENT REQUESTED] after the later date of expiration or termination of this CDA, disclose or reveal to THIRD PARTIES any KNOW-HOW received from the other PARTY or otherwise developed by either PARTY in the performance of activities in furtherance of this CDA, except that such other PARTY may use or disclose such confidential information for the purposes of investigating, developing, manufacturing, marketing or seeking partners for PRODUCT in their respective TERRITORY or for securing essential or desirable authorizations, privileges or rights from governmental agencies, or is required to be disclosed to a governmental agency or is necessary to file or prosecute patent applications concerning PRODUCT or to carry out any litigation concerning PRODUCT. This confidentiality obligation shall not apply to such information which is or becomes a matter of public knowledge, or came or comes into the possession of the receiving PARTY independently of this CDA (unless otherwise disclosed confidentially at any time by TAISHO to IDEC or IDEC to TAISHO), or is disclosed to the receiving PARTY by a THIRD PARTY having the right to do so, or is subsequently and independently developed by employees of the receiving PARTY or AFFILIATES thereof who had no knowledge of the KNOW-HOW disclosed and can be so demonstrated by competent proof. The PARTIES shall take reasonable measures to ensure that no unauthorized use or disclosure is made by others to whom access to KNOW-HOW is granted.

     The PARTIES agree that the formal initiation or early termination of this collaboration as evidenced by the terms of this CDA may constitute "material information" for IDEC or TAISHO that must be disclosed to the public and IDEC's or TAISHO's shareholders via a press release. A draft press release regarding the initiation of the PRODUCT DEVELOPMENT phase shall be prepared by IDEC or TAISHO and reviewed in good faith and approved by IDEC and TAISHO concurrently with the review and approval of the Steering Committee of a high-affinity antibody or anytime thereafter. No public announcement or other disclosure to THIRD PARTIES concerning the terms of this CDA shall be made, either directly or indirectly, by either PARTY

                                                          CONFIDENTIAL TREATMENT

to this CDA, except as may be legally required, or seeking partners for PRODUCT in their respective TERRITORY as prescribed in Section 2.08 above, without first obtaining the written approval of the other PARTY and agreement upon the nature of such announcement or disclosure, provided that such approval shall not be unreasonably withheld. The PARTY desiring to make any such public announcement or other disclosure shall use BEST EFFORTS to inform the other PARTY of the proposed announcement or disclosure in reasonably sufficient time prior to public release, and shall use BEST EFFORTS to provide the other PARTY with a written copy thereof, in order to allow such other PARTY to comment upon such announcement or disclosure.

     5.05 The PARTIES acknowledge the importance of written publications and oral presentation of scientific and clinical findings emanating from ANTIBODY RESEARCH and PRODUCT DEVELOPMENT, and the role they play in furthering the objectives of the PARTIES; provided however, that such publications or presentations are done in a manner reasonably consistent with the protection of either PARTY's TECHNOLOGY. Accordingly, neither TAISHO nor IDEC shall submit for written, electronic or oral publication any manuscript, abstract or the like, which includes data or other information generated or provided by the other PARTY in the course of, or otherwise as a result of, ANTIBODY RESEARCH or PRODUCT DEVELOPMENT or otherwise related to PRODUCT, without first obtaining the prior written consent of such other PARTY, which consent shall not be unreasonably withheld. The contribution of each PARTY shall be noted in all publications or presentations by acknowledgment or co-authorship, whichever is appropriate.

     5.06 Nothing in this CDA shall be construed as preventing or in any way inhibiting either PARTY from complying with statutory and regulatory requirements governing the manufacture, use and sale or other distribution of PRODUCT in any manner it reasonably deems appropriate, including, for example, by disclosing to regulatory authorities confidential or other information received from each other or THIRD PARTIES.

                    ARTICLE 6--PATENTS AND PATENT PROSECUTION

     6.01 Each PARTY shall have and retain sole and exclusive title to all inventions, discoveries and patentable CDA INFORMATION which are made, conceived, reduced to

                                                          CONFIDENTIAL TREATMENT


practice and generated solely by its employees or agents in the course of or as a result of the ANTIBODY RESEARCH or PRODUCT DEVELOPMENT. IDEC and TAISHO shall own a fifty percent (50%) undivided interest in all inventions, discoveries and patentable CDA INFORMATION made, conceived, reduced to practice or generated jointly by employees or agents of both PARTIES in the course of or as a result of the ANTIBODY RESEARCH or PRODUCT DEVELOPMENT. Inventorship of invention, discoveries and patentable CDA INFORMATION shall be subject to and determined by the patent laws of the country where the patent applications are filed.

     6.02 (a) Upon the making, conceiving or reducing to practice of any invention or discovery by a PARTY as referred to in Section 6.01, within a reasonable period of time to take appropriate protection measures for such invention or discovery, such PARTY shall provide the other PARTY with a written summary in the English language of such invention or discovery.

               (i) IDEC shall have the first right, using in-house or outside legal counsel selected at IDEC's sole discretion, to prepare, file, prosecute, maintain and extend PATENTS concerning all such inventions and discoveries owned in whole or in part by IDEC in countries of IDEC's choice throughout the world, with appropriate credit to TAISHO representatives, including the naming of such parties as inventors, where appropriate, for which IDEC shall bear the costs relating to such activities which occur at IDEC's request or direction. IDEC shall use BEST EFFORTS to solicit TAISHO's advice and review of the nature and text of such patent applications and material prosecution matters related thereto in reasonably sufficient time prior to filing thereof, and IDEC shall take into account TAISHO's reasonable comments related thereto. Upon presentation of an itemized invoice detailing IDEC's expenses, TAISHO shall promptly reimburse IDEC for the reasonable out-of-pocket costs IDEC incurs in filing, prosecuting and maintaining such PATENTS in the TAISHO TERRITORY-A and in a country of TAISHO TERRITORY-B where IDEC does not elect a co-exclusive license, and for one-half of the reasonable out-of-pocket costs IDEC incurs in the country of TAISHO TERRITORY-B which IDEC elects a co-exclusive license. TAISHO shall hold all information disclosed to it under this Section as confidential subject to the provisions of ARTICLE 5 of this CDA. Unless IDEC desires to maintain the subject matter of such PATENTS as a trade secret, TAISHO shall at its full discretion have the right to assume responsibility for any such PATENT or any part of

                                                          CONFIDENTIAL TREATMENT


any such PATENT which IDEC intends to abandon or otherwise cause or allow to be forfeited. IDEC shall diligently prosecute and maintain such PATENTS in the TERRITORY. Notwithstanding foregoing any and all activities of filing, prosecuting and maintaining PATENTS jointly owned by the PARTIES shall be made by an agreement of PARTIES.

               (ii) TAISHO shall have the first right, using in-house or outside legal counsel selected at TAISHO's sole discretion, to prepare, file, prosecute, maintain and extend PATENTS concerning all such inventions and discoveries owned in whole by TAISHO in countries of TAISHO's choice within the TERRITORY, for which TAISHO shall bear the costs relating to such activities. TAISHO shall use BEST EFFORTS to solicit IDEC's advice and review of the nature and text of such PATENTS and material prosecution matters related thereto in reasonably sufficient time prior to filing thereof, and TAISHO shall take into account IDEC's reasonable comments related thereto. IDEC shall reimburse TAISHO for the reasonable out-of-pocket costs TAISHO incurs in filing, prosecuting and maintaining such PATENTS in the IDEC TERRITORY. IDEC shall hold all information disclosed to it under this Section as confidential subject to the provisions of
ARTICLE 5 of this CDA. Unless TAISHO desires to maintain the subject matter of such PATENTS as a trade secret, IDEC shall at its full discretion have the right to assume responsibility for any such PATENT or any part of any such PATENT which TAISHO intends to abandon or otherwise cause or allow to be forfeited. TAISHO shall diligently prosecute and maintain such PATENTS in the TERRITORY.

          (b) If IDEC, prior or subsequent to filing certain PATENTS on such inventions or discoveries which are owned in whole by IDEC or in part by TAISHO, elects not to maintain the subject matter of such PATENTS as a trade secret and elects not to prosecute or maintain such PATENTS or certain claims encompassed by such PATENTS, IDEC shall give TAISHO notice thereof within a reasonable period prior to allowing such PATENTS or such certain claims encompassed by such PATENTS to lapse or become abandoned or unenforceable, and TAISHO shall at its full discretion thereafter have the right, at its sole expense, to prepare, file, prosecute and maintain such PATENTS or divisional applications related to such certain claims encompassed by such PATENTS concerning all such inventions and discoveries in countries of its choice throughout the world. If TAISHO, prior or subsequent to filing PATENTS on such inventions or discoveries which are owned in whole by TAISHO, elects not

                                               CONFIDENTIAL TREATMENT REQUESTED


to maintain the subject matter of such PATENTS as a trade secret and elects not to prosecute or maintain such PATENTS or certain claims encompassed by such PATENTS, TAISHO shall give IDEC notice thereof within a reasonable period prior to allowing such PATENTS or such certain claims encompassed by such PATENTS to lapse or become abandoned or unenforceable, and IDEC shall at its full discretion thereafter have the right, at its sole expense, to prepare, file, prosecute and maintain such PATENTS or divisional applications related to such certain claims encompassed by such PATENTS concerning all such inventions and discoveries in countries of its choice throughout the world

     The PARTY filing PATENTS for jointly owned inventions and discoveries shall do so in the name of and on behalf of both TAISHO and IDEC.

     6.03 Notwithstanding the provisions of Section 6.02 of this CDA, each PARTY shall, at its own expense, provide reasonable assistance to the other PARTY to facilitate filing of all PATENTS covering inventions referred to in Section 6.01 of this CDA and shall execute all documents deemed necessary or desirable therefor.

                           ARTICLE 7--PRODUCT SUPPLY

     7.01 During the term of this CDA and that of LICENSE AGREEMENT, IDEC shall manufacture, at TAISHO's request and [CONFIDENTIAL TREATMENT REQUESTED], and supply to TAISHO its requirements of PRODUCT manufactured under GMP guidelines for preclinical studies including safety studies, and clinical trials in the TERRITORY. The amount of PRODUCT requested by TAISHO must be reasonably related to requirements for conducting such studies under the appropriate protocols, with an appropriate lead-time no less than [CONFIDENTIAL TREATMENT REQUESTED] provided to IDEC and such requirements shall not exceed [CONFIDENTIAL TREATMENT REQUESTED] on an assumption that such amount is enough to cover necessary requirements for such studies. IDEC shall establish cell lines, manufacture and set specifications in accordance with applicable FDA, KOSEISHO, and EMEA guidelines; however, if additional development expense is required to meet KOSEISHO's or EMEA's guidelines, TAISHO agrees to reimburse IDEC for such additional expenses at reasonable price to be agreed upon between the PARTIES taking IDEC's

                                               CONFIDENTIAL TREATMENT REQUESTED


allocated cost into consideration. IDEC shall attempt to deliver such PRODUCT within [CONFIDENTIAL TREATMENT REQUESTED] from TAISHO and using IDEC's BEST EFFORTS.

                          ARTICLE 8--REVERSIONS TO IDEC

     8.01 If TAISHO, in its sole discretion, elects to abandon, discontinue, or forego development of any PRODUCT for all indications of such PRODUCT within the TAISHO TERRITORY-A, or TAISHO TERRITORY-B, TAISHO shall give IDEC written notice to that effect and TAISHO's right under ARTICLE 4 in regard to TAISHO TERRITORY-A and/or TAISHO TERRITORY-B shall terminate and the rights to develop shall revert to IDEC, and IDEC shall have no further obligations to TAISHO for such PRODUCT in regard to such terminated TAISHO TERRITORY-A and/or TAISHO TERRITORY-B.

                         ARTICLE 9--TERM AND TERMINATION

     9.01 This CDA shall come into effect on the EFFECTIVE DATE and, unless earlier terminated hereunder, shall continue to be in effect until the first to occur of: (a) [CONFIDENTIAL TREATMENT REQUESTED]; or (b) [CONFIDENTIAL TREATMENT REQUESTED]. If continued research or development is desirable, the collaboration may be extended by a separate agreement between the PARTIES, on reasonable terms and conditions to be negotiated in good faith.

     9.02 Following the expiration of this CDA pursuant to Section 9.01 above, each PARTY shall retain a perpetual and co-exclusive right to carry out research and development of the PRODUCT to the extent such right is granted to each PARTY pursuant to ARTICLE 4 hereof.

     9.03 If either PARTY materially fails or neglects to perform its obligations except a case beyond its control set forth in this CDA and if such default is not corrected within [CONFIDENTIAL TREATMENT REQUESTED] days after receiving written notice from the other PARTY with respect to such default, such other PARTY shall have the right to terminate this CDA by giving written notice to the PARTY in default provided the notice of termination is given within [CONFIDENTIAL TREATMENT REQUESTED] months of the default and

                                               CONFIDENTIAL TREATMENT REQUESTED


prior to correction of the default. In which case terminating PARTY shall have the right described in Section 9.02 above.

     9.04 TAISHO may terminate this CDA in its entirety or with respect to any country in the TAISHO TERRITORY by giving IDEC at least [CONFIDENTIAL TREATMENT REQUESTED] days written notice thereof based on a reasonable determination, using the same standards TAISHO would use in assessing whether or not to continue development of a product of its own making, that the patent, medical/scientific, technical, regulatory or commercial profile of PRODUCT does not justify continued development of PRODUCT. Termination of this CDA with respect to any country in the TAISHO TERRITORY under this provision shall terminate all rights and licenses granted to TAISHO in such country under
ARTICLE 4 with full reversion to IDEC of all IDEC's interest and rights in IDEC TECHNOLOGY in such country and TAISHO shall have no further obligation to IDEC for such terminated country.

     9.05 If the LICENSE AGREEMENT is terminated due to TAISHO's default prior to the expiration of the term of this CDA, this CDA shall be automatically terminated and if the LICENSE AGREEMENT is terminated due to IDEC's default,
Section 9.02 hereof shall be applied thereto.

     9.06 Either PARTY may terminate this CDA if, at any time, the other PARTY shall file in any court or agency pursuant to any statute or regulation of any state or country, a petition in bankruptcy or insolvency or for reorganization or for an arrangement or for the appointment of a receiver or trustee of the PARTY or of its assets, or if the other PARTY proposes a written agreement of composition or extension of its debts, or if the other PARTY shall be served with an involuntary petition against it, filed in any insolvency proceeding, and such petition shall not be dismissed within [CONFIDENTIAL TREATMENT REQUESTED] days after the filing thereof, or if the other PARTY shall propose or be a PARTY to any dissolution or liquidation, or if the other PARTY shall make an assignment for the benefit of creditors.

     9.07 Notwithstanding the bankruptcy of a PARTY, or the impairment of performance by a PARTY of its obligations under this CDA as a result of bankruptcy or insolvency of such PARTY, the non-bankrupt PARTY shall be entitled to retain the rights granted herein, subject to bankrupt PARTY's rights to terminate this CDA for reasons other than bankruptcy or insolvency

                                                          CONFIDENTIAL TREATMENT


as expressly provided in this CDA, and subject to performance by the non-bankrupt PARTY of its preexisting obligations under this CDA.

                 ARTICLE 10--RIGHTS AND DUTIES UPON TERMINATION

     10.01 Upon termination of this CDA, IDEC shall have the right to retain any sums already paid by TAISHO hereunder, and TAISHO shall pay all sums accrued hereunder which are then due.

     10.02 Termination of this CDA shall terminate all rights and further obligations between the PARTIES arising from this CDA, including, but not limited to, the payment obligations outlined in Sections 3.01, 3.02 and 3.04, provided, however, those described in the second paragraph of Section 5.04 for data or other information generated or provided by either PARTY during the term of this CDA, the first paragraph of Section 5.04, Sections 2.07, 5.02, 5.03, 5.05, 5.06, 6.01, 9.02 through 9.07 (except 9.06), 10.01, 10.02, 10.03, 10.04 and ARTICLES 7, 11, 13 through 19, and existing rights against the other PARTY for a breach by that PARTY shall survive any termination of this CDA.

     10.03 Termination of this CDA under Section 9.03 for a default by IDEC shall terminate TAISHO's obligation to make any remaining payments required by this CDA including ARTICLE 3 for the period effective as of the date IDEC received written notice from TAISHO with respect to such default if after the elapse of sixty (60) days from receipt of such notice such default is not corrected. Termination of this CDA with respect to all countries of the TAISHO TERRITORY under Section 9.04 shall terminate TAISHO's obligation to make any remaining payments required by this CDA including ARTICLE 3 for periods after the effective date of termination.

     10.04 All rights to terminate, and rights upon termination, provided for either PARTY in this CDA are in addition to other remedies in law or equity which may be available to either PARTY.

                                                          CONFIDENTIAL TREATMENT


     ARTICLE 11--WARRANTIES, REPRESENTATIONS, INSURANCE AND INDEMNIFICATIONS

     11.01 As of the EFFECTIVE DATE, IDEC warrants that, to the best of its belief and knowledge, it owns the entire right and title to the extent of its ownership interest in IDEC TECHNOLOGY, or has the right to use, and grant the license outlined in ARTICLE 4 with respect to IDEC'S TECHNOLOGY, and has the right to enter into this CDA.

     11.02 NOTHING IN THIS CDA SHALL BE CONSTRUED AS A WARRANTY THAT PATENTS ARE VALID OR ENFORCEABLE OR THAT THE EXERCISE OF SUCH DOES NOT INFRINGE ANY VALID PATENT RIGHTS OF THIRD PARTIES.

     11.03 IDEC warrants and represents that it has no present knowledge of the existence of any preclinical or clinical data or information concerning the PRODUCT which suggests that there may exist toxicity, safety and/or efficacy concerns which may materially impair the utility and/or safety of the PRODUCT.

     11.04 Either PARTY (INDEMNIFYING PARTY) shall indemnify and hold harmless the other PARTY (INDEMNIFIED PARTY), its officers, directors, shareholders, employees, successors and assigns from any loss, damage, or liability, including reasonable attorneys' fees, resulting from any claim, complaint, suit, proceeding or cause of action against any of them alleging physical or other injury (including, (a) death, brought by or on behalf of an injured party, and (b) loss of service or consortium or a similar such claim, complaint, suit, proceeding or cause of action brought by a friend, spouse, relative or companion of an injured party) due to such physical injury or death and arising out of the administration, utilization and/or ingestion of PRODUCT used or otherwise provided, directly or indirectly, to the injured party by INDEMNIFYING PARTY (or any AFFILIATES or sublicensees); except to the extent such damages, claims, costs, losses, liabilities or expenses are directly and proximately caused by INDEMNIFIED PARTY's gross negligence, willful action or inaction and provided:

          (a) INDEMNIFYING PARTY shall not be obligated under this Section, if it is shown by evidence acceptable in a court of law having jurisdiction over the subject matter and meeting the appropriate degree of proof for such action, that the injury was the result of the gross negligence or willful misconduct of any employee or agent of INDEMNIFIED PARTY;

                                                          CONFIDENTIAL TREATMENT


          (b) INDEMNIFYING PARTY shall have no obligation under this Section, unless:

               (i) INDEMNIFIED PARTY gives INDEMNIFYING PARTY prompt written notice of any claim or lawsuit or other action for which it seeks to be indemnified under this CDA;

               (ii) INDEMNIFYING PARTY is granted full authority and control over the defense, including settlement, against such claim or lawsuit or other action; and

               (iii) INDEMNIFIED PARTY cooperates fully with INDEMNIFYING PARTY and its agents in defense of the claims or lawsuit or other action; and

          (c) INDEMNIFIED PARTY shall have the right to participate in the defense of any such claim, complaint, suit, proceeding or cause of action referred to in this Section utilizing attorneys of its choice, provided, however, that INDEMNIFYING PARTY shall have full authority and control to handle any such claim, complaint, suit, proceeding or cause of action, including any settlement or other disposition thereof, for which INDEMNIFIED PARTY seeks indemnification under this Section.

     11.05 IDEC shall defend, indemnify and hold harmless TAISHO and its officers, directors, shareholders, employees, successors and assigns from and against any and all damages, claims, costs, losses, liabilities or expenses (including reasonable attorneys' fees) arising out of, or resulting from or in connection with IDEC's or its licensee's activities under this CDA, including, but not limited to, IDEC's activities related to any breach of a representation or warranty made to TAISHO by IDEC under this CDA. However, IDEC shall not defend, indemnify and hold harmless TAISHO and its officers, directors, shareholders, employees, successors and assigns from and against any and all damages, claims, costs, losses, liabilities or expenses (including reasonable attorneys' fees) which are directly and proximately caused by TAISHO's gross negligence or willful action or inaction which is held in legal proceedings in a court having jurisdiction. TAISHO shall have the right to participate (at its own cost) in the defense of any such claim, complaint, suit, proceeding or cause of action referred to in this Section utilizing attorneys of its choice; however, IDEC shall have full authority and control to

                                                          CONFIDENTIAL TREATMENT


handle any such claim, complaint, suit, proceeding or cause of action, including any settlement or other disposition thereof, for which TAISHO seeks indemnification under this Section.

     11.06 TAISHO shall defend, indemnify and hold harmless IDEC and its officers, directors, shareholders, employees, successors and assigns from and against any and all damages, claims, costs, losses liabilities or expenses (including reasonable attorneys' fees) arising out of, or resulting from or in connection with TAISHO's or its AFFILIATE's activities under this CDA, including, but not limited, to any breach of a representation or warranty made to IDEC by TAISHO under this CDA. However, TAISHO shall not defend, indemnify and hold harmless IDEC and its officers, directors, shareholders, employees, successors and assigns from and against any and all damages, claims, costs, losses, liabilities or expenses (including reasonable attorneys' fees) which are directly and proximately caused by IDEC's gross negligence or willful action or inaction which is held in legal proceedings in a court having jurisdiction. IDEC shall have the right to participate (at its own cost) in the defense of any such claim, complaint, suit, proceeding or cause of action referred to in this Section utilizing attorneys of its choice; however, TAISHO shall have full authority and control to handle any such claim, complaint, suit, proceeding or cause of action, including any settlement or other disposition thereof, for which IDEC seeks indemnification under this Section.

     11.07 Notwithstanding anything else in this CDA, the LICENSE AGREEMENT or otherwise, neither PARTY will be liable with respect to any subject matter of this CDA under any contract, negligence, strict liability or other legal or equitable theory for any amounts in excess in the aggregate of the amounts received by IDEC under this CDA and the LICENSE AGREEMENT, for any incidental or consequential damages, or for cost of procurement of substitute goods, technology, or services.

                            ARTICLE 12--FORCE MAJEURE

     12.01 If the performance of any part of this CDA by either PARTY, or of any obligation under this CDA, is prevented, restricted, interfered with or delayed by reason of any cause beyond the reasonable control of the PARTY liable to perform, unless conclusive evidence to the contrary is provided, the PARTY so affected shall, upon giving written notice to the other PARTY, be excused from such performance to the extent of such prevention, restriction,

                                                          CONFIDENTIAL TREATMENT


interference or delay, provided that the affected PARTY shall use its BEST EFFORTS to avoid or remove such causes of non-performance and shall continue performance with the utmost dispatch whenever such causes are removed. When such circumstances arise, the PARTIES shall discuss what, if any, modification of the terms of this CDA may be required in order to arrive at an equitable solution.

                            ARTICLE 13--GOVERNING LAW

     13.01 This CDA shall be governed by the laws of the State of California, U.S.A.

                         ARTICLE 14--DISPUTE RESOLUTION

     14.01 The PARTIES agree that any legal dispute, controversy or claim (except as to any issue relating to intellectual property in whole or in part by IDEC) arising out of or relating to this CDA, or the breach, termination, or invalidity thereof, shall be resolved through negotiation, mediation and/or binding arbitration. If a legal dispute arises between the PARTIES, and if said dispute cannot be resolved after a face-to-face, good faith negotiations in the U.S the PARTIES agree to first try in good faith to resolve such dispute by mediation administered by the American Arbitration Association in accordance with its Commercial Mediation Rules . If efforts at mediation are unsuccessful, any unresolved controversy or claim between the PARTIES shall be resolved by binding arbitration in accordance with the Commercial Arbitration Rules of the American Arbitration Association, except as modified by this Section 14.01. The arbitration decision shall be binding and not be appealable to any court in any jurisdiction. The prevailing PARTY may enter such decision in any court having competent jurisdiction. The arbitration proceeding shall be conducted in the English language in San Francisco, California. The PARTIES agree that they shall share equally the cost of the mediation/arbitration filing and hearing fees, and the cost of the mediator/arbitrator. Each PARTY must bear its own attorney's fees and associated costs and expenses.

     14.02 Notwithstanding anything contained in Section 14.01 to the contrary, the PARTIES shall have the right to institute judicial proceedings against the other PARTY or anyone acting through or under the control of the other PARTY in order to enforce the instituting PARTY's rights hereunder through reformation of contract, specific performance, injunction, or similar equitable relief.

                                                          CONFIDENTIAL TREATMENT


                            ARTICLE 15--SEPARABILITY

     15.01 In the event any portion of this CDA shall be held illegal, void or ineffective, the remaining portions hereof shall remain in full force and effect.

     15.02 If any of the terms or provisions of this CDA are in conflict with any applicable statute or rule of law, then such terms or provisions shall be deemed inoperative to the extent that they may conflict therewith and shall be deemed to be modified to conform with such statute or rule of law.

     15.03 In the event that the terms and conditions of this CDA are materially altered as a result of Sections 15.01 or 15.02, the PARTIES will renegotiate the terms and conditions of this CDA to resolve any inequities.

                          ARTICLE 16--ENTIRE AGREEMENT

     16.01 This CDA, together with the LICENSE AGREEMENT entered into as of the EFFECTIVE DATE, constitutes the entire agreement between the PARTIES relating to the subject matter hereof and supersedes all previous writings and understandings. No terms or provisions of this CDA shall be varied or modified by any prior or subsequent statement, conduct or act of either of the PARTIES, except that the PARTIES may amend this CDA by written instruments specifically referring to and executed in the same manner as this CDA.

                               ARTICLE 17--NOTICES

     17.01 Any notice required or permitted under this CDA shall be sent by certified mail or overnight courier service, postage pre-paid to the following addresses of the PARTIES:

                                  IDEC PHARMACEUTICALS CORPORATION
                                  11011 Torreyana Road
                                  San Diego, California 92121 U.S.A.
                                  Attention: Corporate Secretary

                                  Copy to: President

                                  TAISHO PHARMACEUTICAL CO., LTD.
                                  24-1 Takata 3-chome, Toshima-ku
                                  Tokyo 170-8633, Japan
                                  Attention: Group Manager of Licensing Division

                                                          CONFIDENTIAL TREATMENT

                             ARTICLE 18--ASSIGNMENT

     18.01 This CDA and the rights herein granted shall be binding upon and inure to the benefit of the successors in interest of the respective PARTIES. Neither this CDA nor any interest hereunder shall be assignable by either PARTY without the written consent of the other PARTY, provided, however, that either PARTY may assign this CDA or any PATENT owned by it to any AFFILIATE or to any corporation with which it may merge or consolidate, or to which it may transfer all or substantially all of its assets to which this CDA relates, without obtaining consent but giving notice to the other PARTY.

                            ARTICLE 19--RECORDATION

     19.01 The PARTIES shall have the right, at any time during the term of this CDA, to record, register, or otherwise notify this CDA in any patent office or other appropriate facility anywhere in the TERRITORY, and the PARTIES shall provide reasonable assistance to each other in effecting such recording.

                           ARTICLE 20--IN COUNTERPARTS

     20.01 This CDA may be executed in duplicate, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

                                                          CONFIDENTIAL TREATMENT


     IN WITNESS WHEREOF, the PARTIES, through their authorized officers, have executed this CDA.

TAISHO PHARMACEUTICAL CO., LTD.


By: /s/ Akira Uehara
    -------------------------------
Title:  President
       ----------------------------
Date:  December 9, 1999
       ----------------------------

IDEC PHARMACEUTICALS CORPORATION


By:  /s/ William H. Rastetter, Ph.D.
     -------------------------------

Title:  Chairman, President, and Chief Executive Officer
        ------------------------------------------------
Date: 12/22/99
      ------------------------------

                                               CONFIDENTIAL TREATMENT REQUESTED


                       COLLABORATIVE DEVELOPMENT AGREEMENT

                              APPENDIX A - PATENTS


-------------------------------------------------------------------------------------------------
                                  U.S. PATENT APPLICATIONS
-------------------------------------------------------------------------------------------------
SERIAL NUMBER             FILED                   CNI DOCKET             STATUS
------------------------- ----------------------- ---------------------- ------------------------
[CONFIDENTIAL TREATMENT   [CONFIDENTIAL           [CONFIDENTIAL          [CONFIDENTIAL
REQUESTED]                TREATMENT REQUESTED]    TREATMENT REQUESTED]   TREATMENT REQUESTED]
------------------------- ----------------------- ---------------------- ------------------------
[CONFIDENTIAL TREATMENT   [CONFIDENTIAL           [CONFIDENTIAL          [CONFIDENTIAL
REQUESTED]                TREATMENT REQUESTED]    TREATMENT REQUESTED]   TREATMENT REQUESTED]
------------------------- ----------------------- ---------------------- ------------------------
[CONFIDENTIAL TREATMENT   [CONFIDENTIAL           [CONFIDENTIAL          [CONFIDENTIAL
REQUESTED]                TREATMENT REQUESTED]    TREATMENT REQUESTED]   TREATMENT REQUESTED]
------------------------- ----------------------- ---------------------- ------------------------
[CONFIDENTIAL TREATMENT   [CONFIDENTIAL           [CONFIDENTIAL          [CONFIDENTIAL
REQUESTED]                TREATMENT REQUESTED]    TREATMENT REQUESTED]   TREATMENT REQUESTED]
------------------------- ----------------------- ---------------------- ------------------------
[CONFIDENTIAL TREATMENT   [CONFIDENTIAL           [CONFIDENTIAL          [CONFIDENTIAL
REQUESTED]                TREATMENT REQUESTED]    TREATMENT REQUESTED]   TREATMENT REQUESTED]
------------------------- ----------------------- ---------------------- ------------------------
[CONFIDENTIAL TREATMENT   [CONFIDENTIAL           [CONFIDENTIAL          [CONFIDENTIAL
REQUESTED]                TREATMENT REQUESTED]    TREATMENT REQUESTED]   TREATMENT REQUESTED]
------------------------- ----------------------- ---------------------- ------------------------
[CONFIDENTIAL TREATMENT   [CONFIDENTIAL           [CONFIDENTIAL          [CONFIDENTIAL
REQUESTED]                TREATMENT REQUESTED]    TREATMENT REQUESTED]   TREATMENT REQUESTED]
------------------------- ----------------------- ---------------------- ------------------------
[CONFIDENTIAL TREATMENT   [CONFIDENTIAL           [CONFIDENTIAL          [CONFIDENTIAL
REQUESTED]                TREATMENT REQUESTED]    TREATMENT REQUESTED]   TREATMENT REQUESTED]
------------------------- ----------------------- ---------------------- ------------------------
[CONFIDENTIAL TREATMENT   [CONFIDENTIAL           [CONFIDENTIAL          [CONFIDENTIAL
REQUESTED]                TREATMENT REQUESTED]    TREATMENT REQUESTED]   TREATMENT REQUESTED]
------------------------- ----------------------- ---------------------- ------------------------
[CONFIDENTIAL TREATMENT   [CONFIDENTIAL           [CONFIDENTIAL          [CONFIDENTIAL
REQUESTED]                TREATMENT REQUESTED]    TREATMENT REQUESTED]   TREATMENT REQUESTED]
------------------------- ----------------------- ---------------------- ------------------------
[CONFIDENTIAL TREATMENT   [CONFIDENTIAL           [CONFIDENTIAL          [CONFIDENTIAL
REQUESTED]                TREATMENT REQUESTED]    TREATMENT REQUESTED]   TREATMENT REQUESTED]
------------------------- ----------------------- ---------------------- ------------------------
[CONFIDENTIAL TREATMENT   [CONFIDENTIAL           [CONFIDENTIAL          [CONFIDENTIAL
REQUESTED]                TREATMENT REQUESTED]    TREATMENT REQUESTED]   TREATMENT REQUESTED]
------------------------- ----------------------- ---------------------- ------------------------


-------------------------------------------------------------------------------------------------
                           FOREIGN PATENT APPLICATION
-------------------------------------------------------------------------------------------------
COUNTRY                   APPLICATION NO.         CNI DOCKET             STATUS
------------------------- ----------------------- ---------------------- ------------------------
[CONFIDENTIAL TREATMENT   [CONFIDENTIAL           [CONFIDENTIAL          [CONFIDENTIAL
REQUESTED]                TREATMENT REQUESTED]    TREATMENT REQUESTED]   TREATMENT REQUESTED]
------------------------- ----------------------- ---------------------- ------------------------
[CONFIDENTIAL TREATMENT   [CONFIDENTIAL           [CONFIDENTIAL          [CONFIDENTIAL
REQUESTED]                TREATMENT REQUESTED]    TREATMENT REQUESTED]   TREATMENT REQUESTED]
------------------------- ----------------------- ---------------------- ------------------------
[CONFIDENTIAL TREATMENT   [CONFIDENTIAL           [CONFIDENTIAL          [CONFIDENTIAL
REQUESTED]                TREATMENT REQUESTED]    TREATMENT REQUESTED]   TREATMENT REQUESTED]
------------------------- ----------------------- ---------------------- ------------------------
[CONFIDENTIAL TREATMENT   [CONFIDENTIAL           [CONFIDENTIAL          [CONFIDENTIAL
REQUESTED]                TREATMENT REQUESTED]    TREATMENT REQUESTED]   TREATMENT REQUESTED]
------------------------- ----------------------- ---------------------- ------------------------
[CONFIDENTIAL TREATMENT   [CONFIDENTIAL           [CONFIDENTIAL          [CONFIDENTIAL
REQUESTED]                TREATMENT REQUESTED]    TREATMENT REQUESTED]   TREATMENT REQUESTED]
------------------------- ----------------------- ---------------------- ------------------------
[CONFIDENTIAL TREATMENT   [CONFIDENTIAL           [CONFIDENTIAL          [CONFIDENTIAL
REQUESTED]                TREATMENT REQUESTED]    TREATMENT REQUESTED]   TREATMENT REQUESTED]
------------------------- ----------------------- ---------------------- ------------------------

                                               CONFIDENTIAL TREATMENT REQUESTED


                       COLLABORATIVE DEVELOPMENT AGREEMENT

                         APPENDIX B - ANTIBODY RESEARCH



A.   GENERATION AND ISOLATION OF [CONFIDENTIAL TREATMENT REQUESTED]

     1.   Generation of humanized antibodies

          The [CONFIDENTIAL TREATMENT REQUESTED] produced by the [CONFIDENTIAL TREATMENT REQUESTED] were shown to have [CONFIDENTIAL TREATMENT REQUESTED], although binding to [CONFIDENTIAL TREATMENT REQUESTED]. Antibodies with [CONFIDENTIAL TREATMENT REQUESTED], however, are required for [CONFIDENTIAL TREATMENT REQUESTED]. The [CONFIDENTIAL TREATMENT REQUESTED] humanized with an affinity to [CONFIDENTIAL TREATMENT REQUESTED]. [CONFIDENTIAL TREATMENT REQUESTED]. [CONFIDENTIAL TREATMENT REQUESTED] it has [CONFIDENTIAL TREATMENT REQUESTED], after which [CONFIDENTIAL TREATMENT REQUESTED].

          [CONFIDENTIAL TREATMENT REQUESTED]:

               [CONFIDENTIAL TREATMENT REQUESTED]
               [CONFIDENTIAL TREATMENT REQUESTED].

     1.2  [CONFIDENTIAL TREATMENT REQUESTED]

          [CONFIDENTIAL TREATMENT REQUESTED]. Antibodies with binding [CONFIDENTIAL TREATMENT REQUESTED] will be selected as candidates for [CONFIDENTIAL TREATMENT REQUESTED]. [CONFIDENTIAL TREATMENT REQUESTED].

     1.3  Construction of humanized antibodies

          [CONFIDENTIAL TREATMENT REQUESTED]. [CONFIDENTIAL TREATMENT REQUESTED] humanized [CONFIDENTIAL TREATMENT REQUESTED] antibody will be modeled onto an [CONFIDENTIAL TREATMENT REQUESTED]. [CONFIDENTIAL TREATMENT REQUESTED]. The modeled humanized [CONFIDENTIAL TREATMENT REQUESTED] will then be [CONFIDENTIAL TREATMENT REQUESTED]. The [CONFIDENTIAL TREATMENT REQUESTED]. The recombinant humanized [CONFIDENTIAL TREATMENT REQUESTED] will be [CONFIDENTIAL TREATMENT REQUESTED], [CONFIDENTIAL TREATMENT REQUESTED] and then [CONFIDENTIAL TREATMENT REQUESTED].

                                               CONFIDENTIAL TREATMENT REQUESTED


     2.   Generation of [CONFIDENTIAL TREATMENT REQUESTED] antibodies

          A backup strategy to the humanized [CONFIDENTIAL TREATMENT REQUESTED] strategy will be to select [CONFIDENTIAL TREATMENT REQUESTED]. This, however, falls outside the scope of this agreement and should be addressed separately at the Steering Committee level .

                                               CONFIDENTIAL TREATMENT REQUESTED



                       COLLABORATIVE DEVELOPMENT AGREEMENT

                        APPENDIX C - PRODUCT DEVELOPMENT

     1.   Characterization of [CONFIDENTIAL TREATMENT REQUESTED] antibodies

          The humanized antibodies described in Appendix B will be tested for the following criteria in order to [CONFIDENTIAL TREATMENT REQUESTED]:

          [CONFIDENTIAL TREATMENT REQUESTED].

          If cross reactive with [CONFIDENTIAL TREATMENT REQUESTED] the antibodies will be tested in [CONFIDENTIAL TREATMENT REQUESTED]

     2.   Preparation of [CONFIDENTIAL TREATMENT REQUESTED]

          Prior to the preparation of the [CONFIDENTIAL TREATMENT REQUESTED], [CONFIDENTIAL TREATMENT REQUESTED] will be [CONFIDENTIAL TREATMENT REQUESTED] for [CONFIDENTIAL TREATMENT REQUESTED]. [CONFIDENTIAL TREATMENT REQUESTED] will be determined. [CONFIDENTIAL TREATMENT REQUESTED] should [CONFIDENTIAL TREATMENT REQUESTED] certain [CONFIDENTIAL TREATMENT REQUESTED]

     2.1  [CONFIDENTIAL TREATMENT REQUESTED]

          [CONFIDENTIAL TREATMENT REQUESTED] will be based on [CONFIDENTIAL TREATMENT REQUESTED] and [CONFIDENTIAL TREATMENT REQUESTED]. All [CONFIDENTIAL TREATMENT REQUESTED] have been [CONFIDENTIAL TREATMENT REQUESTED] and [CONFIDENTIAL TREATMENT REQUESTED].

     2.2  [CONFIDENTIAL TREATMENT REQUESTED] of [CONFIDENTIAL TREATMENT
REQUESTED]

          [CONFIDENTIAL TREATMENT REQUESTED] will be based on [CONFIDENTIAL TREATMENT REQUESTED] and [CONFIDENTIAL TREATMENT REQUESTED]. All [CONFIDENTIAL TREATMENT REQUESTED] have been [CONFIDENTIAL TREATMENT REQUESTED] and [CONFIDENTIAL TREATMENT REQUESTED].

     2.3 Characterization of [CONFIDENTIAL TREATMENT REQUESTED] and [CONFIDENTIAL TREATMENT REQUESTED]

          [CONFIDENTIAL TREATMENT REQUESTED] will be conducted on [CONFIDENTIAL TREATMENT REQUESTED] from [CONFIDENTIAL TREATMENT REQUESTED] to [CONFIDENTIAL TREATMENT REQUESTED]. [CONFIDENTIAL TREATMENT REQUESTED] will be [CONFIDENTIAL TREATMENT REQUESTED] for [CONFIDENTIAL TREATMENT REQUESTED] will be conducted to ensure the [CONFIDENTIAL TREATMENT REQUESTED].

     3.   [CONFIDENTIAL TREATMENT REQUESTED] Studies

                                               CONFIDENTIAL TREATMENT REQUESTED



     3.1 Effects of [CONFIDENTIAL TREATMENT REQUESTED] in a [CONFIDENTIAL TREATMENT REQUESTED] model

          We have evidence that [CONFIDENTIAL TREATMENT REQUESTED].

          Potential lead [CONFIDENTIAL TREATMENT REQUESTED], therefore, will be tested for the ability to [CONFIDENTIAL TREATMENT REQUESTED]. The antibodies will also be tested for [CONFIDENTIAL TREATMENT REQUESTED] with [CONFIDENTIAL TREATMENT REQUESTED].

          If [CONFIDENTIAL TREATMENT REQUESTED] is observed, IDEC will [CONFIDENTIAL TREATMENT REQUESTED] for their effect on [CONFIDENTIAL TREATMENT REQUESTED] in the [CONFIDENTIAL TREATMENT REQUESTED] and also by using the following [CONFIDENTIAL TREATMENT REQUESTED]:

     3.2  [CONFIDENTIAL TREATMENT REQUESTED]

          We found that [CONFIDENTIAL TREATMENT REQUESTED] can [CONFIDENTIAL TREATMENT REQUESTED] in [CONFIDENTIAL TREATMENT REQUESTED] up until the [CONFIDENTIAL TREATMENT REQUESTED] of [CONFIDENTIAL TREATMENT REQUESTED]. The onset of [CONFIDENTIAL TREATMENT REQUESTED], as measured by [CONFIDENTIAL TREATMENT REQUESTED] and other parameters, [CONFIDENTIAL TREATMENT REQUESTED]. [CONFIDENTIAL TREATMENT REQUESTED].

          Potential [CONFIDENTIAL TREATMENT REQUESTED] will be [CONFIDENTIAL TREATMENT REQUESTED] for the ability to [CONFIDENTIAL TREATMENT REQUESTED] with or without [CONFIDENTIAL TREATMENT REQUESTED].

     3.3 [CONFIDENTIAL TREATMENT REQUESTED]in susceptible [CONFIDENTIAL TREATMENT REQUESTED]

          [CONFIDENTIAL TREATMENT REQUESTED] has reported that [CONFIDENTIAL TREATMENT REQUESTED] can [CONFIDENTIAL TREATMENT REQUESTED] of [CONFIDENTIAL TREATMENT REQUESTED]. The [CONFIDENTIAL TREATMENT REQUESTED] should establish [CONFIDENTIAL TREATMENT REQUESTED] with [CONFIDENTIAL TREATMENT REQUESTED] in order to [CONFIDENTIAL TREATMENT REQUESTED] the [CONFIDENTIAL TREATMENT REQUESTED] of our [CONFIDENTIAL TREATMENT REQUESTED].

     4. [CONFIDENTIAL TREATMENT REQUESTED] studies [CONFIDENTIAL TREATMENT REQUESTED] humanized [CONFIDENTIAL TREATMENT REQUESTED]

          A [CONFIDENTIAL TREATMENT REQUESTED] will be conducted using a [CONFIDENTIAL TREATMENT REQUESTED] that [CONFIDENTIAL TREATMENT REQUESTED] similar to that observed in [CONFIDENTIAL TREATMENT REQUESTED].

          Humanized [CONFIDENTIAL TREATMENT REQUESTED] will be [CONFIDENTIAL TREATMENT REQUESTED] to be determined as acceptable from

                                               CONFIDENTIAL TREATMENT REQUESTED



[CONFIDENTIAL TREATMENT REQUESTED] for [CONFIDENTIAL TREATMENT REQUESTED] of the [CONFIDENTIAL TREATMENT REQUESTED].

     5.   [CONFIDENTIAL TREATMENT REQUESTED]

     5.1 [CONFIDENTIAL TREATMENT REQUESTED] of a [CONFIDENTIAL TREATMENT REQUESTED] and [CONFIDENTIAL TREATMENT REQUESTED] for transfer [CONFIDENTIAL TREATMENT REQUESTED]

          IDEC will [CONFIDENTIAL TREATMENT REQUESTED] using [CONFIDENTIAL TREATMENT REQUESTED] and IDEC proprietary technology, in order to [CONFIDENTIAL TREATMENT REQUESTED] and [CONFIDENTIAL TREATMENT REQUESTED].

     6.   [CONFIDENTIAL TREATMENT REQUESTED]

        6.1    Preliminary [CONFIDENTIAL TREATMENT REQUESTED]

          [CONFIDENTIAL TREATMENT REQUESTED] to [CONFIDENTIAL TREATMENT REQUESTED] of the [CONFIDENTIAL TREATMENT REQUESTED] in various [CONFIDENTIAL TREATMENT REQUESTED] will be [CONFIDENTIAL TREATMENT REQUESTED] at [CONFIDENTIAL TREATMENT REQUESTED]. [CONFIDENTIAL TREATMENT REQUESTED] will be conducted [CONFIDENTIAL TREATMENT REQUESTED] the [CONFIDENTIAL TREATMENT REQUESTED] of [CONFIDENTIAL TREATMENT REQUESTED] to the [CONFIDENTIAL TREATMENT REQUESTED] of the [CONFIDENTIAL TREATMENT REQUESTED] in [CONFIDENTIAL TREATMENT REQUESTED]. [CONFIDENTIAL TREATMENT REQUESTED] for the effect of these [CONFIDENTIAL TREATMENT REQUESTED] on the [CONFIDENTIAL TREATMENT REQUESTED] of the [CONFIDENTIAL TREATMENT REQUESTED]. [CONFIDENTIAL TREATMENT REQUESTED] indicating [CONFIDENTIAL TREATMENT REQUESTED] will be [CONFIDENTIAL TREATMENT REQUESTED] and the results [CONFIDENTIAL TREATMENT REQUESTED].

     6.2 Determination of a [CONFIDENTIAL TREATMENT REQUESTED] for use in [CONFIDENTIAL TREATMENT REQUESTED]

          [CONFIDENTIAL TREATMENT REQUESTED] will be conducted to evaluate the [CONFIDENTIAL TREATMENT REQUESTED] of the antibody. The [CONFIDENTIAL TREATMENT REQUESTED] that will be evaluated include the [CONFIDENTIAL TREATMENT REQUESTED] on the chemical and physical properties and [CONFIDENTIAL TREATMENT REQUESTED] of the antibody. [CONFIDENTIAL TREATMENT REQUESTED] will be explored. [CONFIDENTIAL TREATMENT REQUESTED] will be examined to [CONFIDENTIAL TREATMENT REQUESTED] the antibody in [CONFIDENTIAL TREATMENT REQUESTED]. [CONFIDENTIAL TREATMENT REQUESTED] will be based on [CONFIDENTIAL TREATMENT REQUESTED].

     6.3  Standard [CONFIDENTIAL TREATMENT REQUESTED]

          The [CONFIDENTIAL TREATMENT REQUESTED] will be [CONFIDENTIAL TREATMENT REQUESTED] in [CONFIDENTIAL TREATMENT REQUESTED]. The standard [CONFIDENTIAL TREATMENT REQUESTED] will be fully [CONFIDENTIAL TREATMENT REQUESTED] by the following parameters:

                                                CONFIDENTIAL TREATMENT REQUESTED



          [CONFIDENTIAL TREATMENT REQUESTED]


     7.   [CONFIDENTIAL TREATMENT REQUESTED]

          Based on [CONFIDENTIAL TREATMENT REQUESTED] factors, several [CONFIDENTIAL TREATMENT REQUESTED] are being considered. Some [CONFIDENTIAL TREATMENT REQUESTED] may offer [CONFIDENTIAL TREATMENT REQUESTED] and require [CONFIDENTIAL TREATMENT REQUESTED], but have [CONFIDENTIAL TREATMENT REQUESTED]. [CONFIDENTIAL TREATMENT REQUESTED] under consideration [CONFIDENTIAL TREATMENT REQUESTED], but are not [CONFIDENTIAL TREATMENT REQUESTED] to:

          [CONFIDENTIAL TREATMENT REQUESTED]

     8.   [CONFIDENTIAL TREATMENT REQUESTED] Allowance

          To submit [CONFIDENTIAL TREATMENT REQUESTED] and initiate [CONFIDENTIAL TREATMENT REQUESTED] after [CONFIDENTIAL TREATMENT REQUESTED] allowance (a minimum of [CONFIDENTIAL TREATMENT REQUESTED].

     9.   Clinical Studies

          Below are typical [CONFIDENTIAL TREATMENT REQUESTED] IDEC has [CONFIDENTIAL TREATMENT REQUESTED] with [CONFIDENTIAL TREATMENT REQUESTED].

     9.1  [CONFIDENTIAL TREATMENT REQUESTED]

          a) To define a [CONFIDENTIAL TREATMENT REQUESTED] for [CONFIDENTIAL TREATMENT REQUESTED] when given to patients

          b)   To characterize [CONFIDENTIAL TREATMENT REQUESTED]

          c)   To measure [CONFIDENTIAL TREATMENT REQUESTED]

     9.2  [CONFIDENTIAL TREATMENT REQUESTED]

     o    [CONFIDENTIAL TREATMENT REQUESTED] levels will be examined

     o    [CONFIDENTIAL TREATMENT REQUESTED] to be determined

     o    [CONFIDENTIAL TREATMENT REQUESTED]

     o    [CONFIDENTIAL TREATMENT REQUESTED]

                                                CONFIDENTIAL TREATMENT REQUESTED


          [CONFIDENTIAL TREATMENT REQUESTED] as appropriate

     o [CONFIDENTIAL TREATMENT REQUESTED] allowance. Accession to be completed within [CONFIDENTIAL TREATMENT REQUESTED]

     9.3  [CONFIDENTIAL TREATMENT REQUESTED]

     o    [CONFIDENTIAL TREATMENT REQUESTED] levels will be examined

     o [CONFIDENTIAL TREATMENT REQUESTED] - determined according to [CONFIDENTIAL TREATMENT REQUESTED]

     o    [CONFIDENTIAL TREATMENT REQUESTED]

     o [CONFIDENTIAL TREATMENT REQUESTED][CONFIDENTIAL TREATMENT REQUESTED] will start as soon as [CONFIDENTIAL TREATMENT REQUESTED] have been established in the [CONFIDENTIAL TREATMENT REQUESTED]. [CONFIDENTIAL TREATMENT REQUESTED] to be completed within [CONFIDENTIAL TREATMENT REQUESTED]. Total length of [CONFIDENTIAL TREATMENT REQUESTED] for [CONFIDENTIAL TREATMENT REQUESTED] will probably be [CONFIDENTIAL TREATMENT REQUESTED], depending on [CONFIDENTIAL TREATMENT REQUESTED] time prior to [CONFIDENTIAL TREATMENT REQUESTED], etc.

     10.  [CONFIDENTIAL TREATMENT REQUESTED] Clinical Studies

     o    [CONFIDENTIAL TREATMENT REQUESTED] of finished product

     o    [CONFIDENTIAL TREATMENT REQUESTED] to be defined by the parties

                                               CONFIDENTIAL TREATMENT REQUESTED


                       COLLABORATIVE DEVELOPMENT AGREEMENT

                       APPENDIX D - MANUFACTURING PROCESS

(a)  APPENDIX D - MANUFACTURING PROCESS

     1.   Manufacturing

     o A supply of vials from the [CONFIDENTIAL TREATMENT REQUESTED] sufficient for ongoing manufacturing purposes

     o    Written descriptions for [CONFIDENTIAL TREATMENT REQUESTED].

     o    Written descriptions for [CONFIDENTIAL TREATMENT REQUESTED].

     o    Written descriptions for [CONFIDENTIAL TREATMENT REQUESTED].

     o    Written descriptions for [CONFIDENTIAL TREATMENT REQUESTED].

     o    Written descriptions for [CONFIDENTIAL TREATMENT REQUESTED].

     o    Media and buffer descriptions for [CONFIDENTIAL TREATMENT REQUESTED].

     o Recommended manufacturers of [CONFIDENTIAL TREATMENT REQUESTED], including [CONFIDENTIAL TREATMENT REQUESTED].

     o Summary of historical performance for each step of the process, including [CONFIDENTIAL TREATMENT REQUESTED].

          The intent of the MANUFACTURING PROCESS is to [CONFIDENTIAL TREATMENT REQUESTED] of the manufacturing process to [CONFIDENTIAL TREATMENT REQUESTED] using [CONFIDENTIAL TREATMENT REQUESTED] and an [CONFIDENTIAL TREATMENT REQUESTED] suitable for [CONFIDENTIAL TREATMENT REQUESTED].

     2.   Product Testing

          [CONFIDENTIAL TREATMENT REQUESTED] will be tested for the [CONFIDENTIAL TREATMENT REQUESTED]. [CONFIDENTIAL TREATMENT REQUESTED] will be characterized [CONFIDENTIAL TREATMENT REQUESTED]. [CONFIDENTIAL TREATMENT REQUESTED] will again be characterized [CONFIDENTIAL TREATMENT REQUESTED]. These assays and procedure have already been established and validated at [CONFIDENTIAL TREATMENT REQUESTED] in support of the development of several other [CONFIDENTIAL TREATMENT REQUESTED].

     2.1  [CONFIDENTIAL TREATMENT REQUESTED]

          [CONFIDENTIAL TREATMENT REQUESTED] will be based on [CONFIDENTIAL TREATMENT REQUESTED] and, if required, on [CONFIDENTIAL TREATMENT REQUESTED].

     2.2  [CONFIDENTIAL TREATMENT REQUESTED]

                                               CONFIDENTIAL TREATMENT REQUESTED



          [CONFIDENTIAL TREATMENT REQUESTED] will be based on [CONFIDENTIAL TREATMENT REQUESTED], and, if required, on [CONFIDENTIAL TREATMENT REQUESTED].

     2.3  [CONFIDENTIAL TREATMENT REQUESTED]

          [CONFIDENTIAL TREATMENT REQUESTED] will be based on [CONFIDENTIAL TREATMENT REQUESTED], and, if required, on [CONFIDENTIAL TREATMENT REQUESTED].

                                                          CONFIDENTIAL TREATMENT



                       COLLABORATIVE DEVELOPMENT AGREEMENT

           APPENDIX E - PRODUCT DEVELOPMENT PLAN FOR TAISHO TERRITORY